SUPPLEMENT DATED OCTOBER 7, 2016

AUL AMERICAN INDIVIDUAL UNIT TRUST

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

PROSPECTUS DATED MAY 1, 2014

The following disclosure supplements and amends the AUL American Individual Unit Trust Individual Variable Annuity Contracts prospectus dated May 1, 2014, as supplemented to date (“Contract Prospectus”).

On August 12, 2016, the Board of Directors of the OneAmerica Funds, Inc. approved the liquidation of the OneAmerica Asset Director Portfolio, OneAmerica Investment Grade Bond Portfolio, and OneAmerica Value Portfolio (each a “Portfolio”) and submission of a corresponding plan of substitution (each a “Plan of Substitution”) to American United Life Insurance Company (“AUL”) contract owners and other persons with voting interests in a Portfolio (“Investors”). The liquidation of a Portfolio will occur only if Investors of the Portfolio approve the corresponding Plan of Substitution, pursuant to which shares of a different fund (each a “New Option”) would be substituted for shares of each Portfolio as follows:

OneAmerica Asset Director Portfolio

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of Corresponding New Option and Class of Shares
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Janus Aspen Balanced Portfolio - Service Class

OneAmerica Investment Grade Bond Portfolio

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of Corresponding New Option and Class of Shares
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Bond VCT Portfolio - Class I

OneAmerica Value Portfolio

Separate Account and Product Name (Product Type)	Class of Shares of the Portfolio	Name of Corresponding New Option and Class of Shares
AUL American Individual Unit Trust - Old IVA (Individual Variable Annuity Contracts)	Class O	Pioneer Equity Income VCT Portfolio - Class I

If Investors of a Portfolio do not approve the corresponding Plan of Substitution, the respective Portfolio will not be liquidated. If Investors approve a Plan of Substitution, it is anticipated that the respective substitution will occur on or about December 9, 2016 (“Substitution Date”), following which the respective Portfolio will be liquidated. This is not a liquidation or substitution of any Variable Annuity Contract. More information about the respective Plan of Substitution and each New Option, as applicable, is available in proxy solicitation materials that were mailed on or about September 9, 2016.

If a Plan of Substitution is approved, purchases and transfers into the respective Portfolio may be accepted until the close of business on the Substitution Date.  Any shares of a Portfolio held at the close of business on the Substitution Date will automatically be substituted with a number of shares of the corresponding New Option having the same aggregate net asset value as the value of the shares of the Portfolio beneficially owned by an Investor immediately prior to the substitution.  After the substitution, Investors will indirectly bear the fees and expenses of the corresponding New Option, but the substitution will not result in any change to an Investor’s Contract fees or charges.  All orders associated with new premiums or transfers (purchases and redemptions) relating to a Portfolio will be deemed a request for the purchase or redemption of shares of the corresponding New Option after the Substitution Date.

At any time prior to the close of business on the Substitution Date, Investors may transfer their interests in a Portfolio to any of the other investment options offered under their Contract, subject to the terms of the Contract Prospectus and Contract, and no transfer fees or other charges will be imposed.  Following the substitution, Investors who had any remaining interests transferred from a Portfolio to a corresponding New Option may transfer among any of the remaining investment options in accordance with the terms of the Contract, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contract, provided that the transfer occurs no later than 90 days after the Substitution Date.  Please note, however, that if you have elected an optional living benefit rider in your Contract, any transfers are subject to the limitations imposed by the investment strategy for that rider. Please consult your Contract Prospectus and your Contract for more information about the investment strategy required for your optional living benefit rider.

If Investors approve a Plan of Substitution and the respective Portfolio liquidates, all references in the Contract Prospectus to the Portfolio are deleted.

Please work with a financial advisor, as necessary, to determine if existing allocation instructions should be changed before or after the Substitution Date. Individuals should direct all written transfer request and any questions or inquiries to AUL’s Variable Products Service Office at P.O. Box 7127, Indianapolis, Indiana 46206-7127 or contact by telephone at (800) 537-6442.

This Supplement should be retained with the Contract Prospectus for future reference.